CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this
Form 10-K, into Comstock  Resources,  Inc.'s  previously filed registration statements (numbers 333-36808,
333-36854, 333-81483 and 333-45860.

                                                      ARTHUR ANDERSEN LLP

Dallas, Texas,
February 16, 2001

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